CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2REDS-A1

Wed Apr 11 2001 @ 10:14:33                                              Page: 1

Par Amount:                   $47,380,000
Coupon:                            5.3070
Factor Date:                      4/15/01
Settlement Date:                  4/27/01

                             ---------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      50.0CPY      75.0CPY     100.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures       0.0CDR       0.0CDR       0.0CDR       0.0CDR       0.0CDR
                   Severity       0.0000       0.0000       0.0000       0.0000       0.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           12
     Use Balloon Loss Logic          YES          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES          YES
        Treat YM As Lockout          YES          YES          YES          YES          YES
                             ---------------------------------------------------------------
                             ---------------------------------------------------------------
               Average Life       2.8yrs      2.71yrs      2.65yrs      2.62yrs      2.58yrs
           Principal Window  05/01-08/05  05/01-08/05  05/01-05/05  05/01-03/05  05/01-02/05
                             ---------------------------------------------------------------
           ---------------------------------------------------------------------------------
                      99-00       5.686%       5.704%       5.723%       5.729%       5.737%
                      99-04       5.635%       5.652%       5.670%       5.675%       5.682%
                      99-08       5.584%       5.600%       5.617%       5.622%       5.628%
                      99-12       5.534%       5.548%       5.564%       5.568%       5.574%
                      99-16       5.484%       5.496%       5.511%       5.515%       5.519%
           ---------------------------------------------------------------------------------
                      99-20       5.434%       5.445%       5.458%       5.462%       5.465%
                      99-24       5.383%       5.393%       5.406%       5.409%       5.411%
                      99-28       5.333%       5.342%       5.353%       5.355%       5.357%
                     100-00       5.283%       5.290%       5.301%       5.302%       5.304%
                     100-04       5.234%       5.239%       5.249%       5.250%       5.250%
           ---------------------------------------------------------------------------------
                     100-08       5.184%       5.188%       5.196%       5.197%       5.196%
                     100-12       5.134%       5.137%       5.144%       5.144%       5.143%
                     100-16       5.085%       5.086%       5.092%       5.091%       5.089%
                     100-20       5.035%       5.035%       5.040%       5.039%       5.036%
                     100-24       4.986%       4.984%       4.989%       4.987%       4.983%
           ---------------------------------------------------------------------------------
                     100-28       4.937%       4.933%       4.937%       4.934%       4.930%
                     101-00       4.887%       4.883%       4.885%       4.882%       4.877%
           ---------------------------------------------------------------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2REDS-A1

Wed Apr 11 2001 @ 14:46:47                                              Page: 1

Par Amount:                   $47,380,000
Coupon:                            5.3070
Factor Date:                      4/15/01
Settlement Date:                  4/27/01

                            ----------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      50.0CPY      75.0CPY     100.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C...
                   Severity      30.0000      30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           12
     Use Balloon Loss Logic          YES          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          YES
                            ----------------------------------------------------------------
                            ----------------------------------------------------------------
               Average Life       2.8yrs      2.71yrs      2.65yrs      2.62yrs      2.58yrs
           Principal Window  05/01-08/05  05/01-08/05  05/01-05/05  05/01-03/05  05/01-02/05
                  Benchmark     2.80yr i     2.71yr i     2.65yr i     2.62yr i     2.58yr i
                      Level        4.327        4.319        4.314        4.311        4.307
                            ----------------------------------------------------------------
           ---------------------------------------------------------------------------------
                      99-00          136          138          141          142          143
                      99-04          131          133          136          136          138
                      99-08          126          128          130          131          132
                      99-12          121          123          125          126          127
                      99-16          116          118          120          120          121
           ---------------------------------------------------------------------------------
                      99-20          111          113          114          115          116
                      99-24          106          107          109          110          110
                      99-28          101          102          104          104          105
                     100-00           96           97           99           99          100
                     100-04           91           92           93           94           94
           ---------------------------------------------------------------------------------
                     100-08           86           87           88           89           89
                     100-12           81           82           83           83           84
                     100-16           76           77           78           78           78
                     100-20           71           72           73           73           73
                     100-24           66           67           67           68           68
           ---------------------------------------------------------------------------------
                     100-28           61           61           62           62           62
                     101-00           56           56           57           57           57
           ---------------------------------------------------------------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2REDS-A1

Wed Apr 11 2001 @ 14:41:53                                              Page: 1

Par Amount:                   $47,380,000
Coupon:                            5.3070
Factor Date:                      4/15/01
Settlement Date:                  4/27/01

                            ----------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      50.0CPY      75.0CPY     100.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C...
                   Severity      30.0000      30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           12
     Use Balloon Loss Logic          YES          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          YES
                            ----------------------------------------------------------------
                            ----------------------------------------------------------------
               Average Life       2.8yrs      2.71yrs      2.65yrs      2.62yrs      2.58yrs
           Principal Window  05/01-08/05  05/01-08/05  05/01-05/05  05/01-03/05  05/01-02/05
                            ----------------------------------------------------------------
           ---------------------------------------------------------------------------------
                      99-00        5.686        5.704        5.723        5.729        5.737
                      99-04        5.635        5.652        5.670        5.675        5.682
                      99-08        5.584        5.600        5.617        5.622        5.628
                      99-12        5.534        5.548        5.564        5.568        5.574
                      99-16        5.484        5.496        5.511        5.515        5.519
           ---------------------------------------------------------------------------------
                      99-20        5.434        5.445        5.458        5.462        5.465
                      99-24        5.383        5.393        5.406        5.409        5.411
                      99-28        5.333        5.342        5.353        5.355        5.357
                     100-00        5.283        5.290        5.301        5.302        5.304
                     100-04        5.234        5.239        5.249        5.250        5.250
           ---------------------------------------------------------------------------------
                     100-08        5.184        5.188        5.196        5.197        5.196
                     100-12        5.134        5.137        5.144        5.144        5.143
                     100-16        5.085        5.086        5.092        5.091        5.089
                     100-20        5.035        5.035        5.040        5.039        5.036
                     100-24        4.986        4.984        4.989        4.987        4.983
           ---------------------------------------------------------------------------------
                     100-28        4.937        4.933        4.937        4.934        4.930
                     101-00        4.887        4.883        4.885        4.882        4.877
           ---------------------------------------------------------------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2REDS-A2

Wed Apr 11 2001 @ 14:45:56                                              Page: 1

Par Amount:                  $153,750,000
Coupon:                            5.9540
Factor Date:                      4/15/01
Settlement Date:                  4/27/01

                            ----------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      50.0CPY      75.0CPY     100.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C...
                   Severity      30.0000      30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           12
     Use Balloon Loss Logic          YES          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          YES
                            ----------------------------------------------------------------
                            ----------------------------------------------------------------
               Average Life      4.54yrs      4.53yrs       4.5yrs      4.45yrs      4.19yrs
           Principal Window  08/05-01/06  08/05-01/06  05/05-01/06  03/05-01/06  02/05-10/05
                  Benchmark     4.54yr i     4.53yr i     4.50yr i     4.45yr i     4.19yr i
                      Level        4.479        4.478        4.476        4.472        4.449
                            ----------------------------------------------------------------
           ---------------------------------------------------------------------------------
                      99-16          162          162          162          163          168
                      99-20          159          159          159          160          164
                      99-24          155          155          156          156          161
                      99-28          152          152          152          153          157
                     100-00          149          149          149          150          154
           ---------------------------------------------------------------------------------
                     100-04          146          146          146          147          150
                     100-08          142          143          143          143          147
                     100-12          139          139          139          140          143
                     100-16          136          136          136          137          140
                     100-20          133          133          133          134          137
           ---------------------------------------------------------------------------------
                     100-24          130          130          130          130          133
                     100-28          126          127          127          127          130
                     101-00          123          123          123          124          126
                     101-04          120          120          120          121          123
                     101-08          117          117          117          117          119
           ---------------------------------------------------------------------------------
                     101-12          114          114          114          114          116
                     101-16          111          111          111          111          113
           ---------------------------------------------------------------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2REDS-A2

Wed Apr 11 2001 @ 14:42:35                                              Page: 1

Par Amount:                  $153,750,000
Coupon:                            5.9540
Factor Date:                      4/15/01
Settlement Date:                  4/27/01

                            ----------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      50.0CPY      75.0CPY     100.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C...
                   Severity      30.0000      30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           12
     Use Balloon Loss Logic          YES          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          YES
                            ----------------------------------------------------------------
                            ----------------------------------------------------------------
               Average Life      4.54yrs      4.53yrs       4.5yrs      4.45yrs      4.19yrs
           Principal Window  08/05-01/06  08/05-01/06  05/05-01/06  03/05-01/06  02/05-10/05
                            ----------------------------------------------------------------
           ---------------------------------------------------------------------------------
                      99-16        6.098        6.098        6.098        6.102        6.125
                      99-20        6.065        6.065        6.066        6.069        6.090
                      99-24        6.033        6.033        6.033        6.036        6.055
                      99-28        6.001        6.001        6.001        6.003        6.021
                     100-00        5.969        5.968        5.968        5.970        5.986
           ---------------------------------------------------------------------------------
                     100-04        5.936        5.936        5.936        5.938        5.951
                     100-08        5.904        5.904        5.903        5.905        5.917
                     100-12        5.872        5.872        5.871        5.872        5.882
                     100-16        5.840        5.840        5.839        5.840        5.848
                     100-20        5.808        5.808        5.806        5.807        5.814
           ---------------------------------------------------------------------------------
                     100-24        5.776        5.776        5.774        5.775        5.779
                     100-28        5.744        5.744        5.742        5.742        5.745
                     101-00        5.712        5.712        5.710        5.710        5.711
                     101-04        5.681        5.680        5.678        5.678        5.677
                     101-08        5.649        5.648        5.646        5.645        5.643
           ---------------------------------------------------------------------------------
                     101-12        5.617        5.616        5.614        5.613        5.609
                     101-16        5.586        5.585        5.582        5.581        5.575
           ---------------------------------------------------------------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2REDS-A3

Wed Apr 11 2001 @ 14:45:15                                              Page: 1

Par Amount:                  $129,750,000
Coupon:                            6.2050
Factor Date:                      4/15/01
Settlement Date:                  4/27/01

                            ----------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      50.0CPY      75.0CPY     100.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C...
                   Severity      30.0000      30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           12
     Use Balloon Loss Logic          YES          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          YES
                            ----------------------------------------------------------------
                            ----------------------------------------------------------------
               Average Life      6.72yrs      6.68yrs      6.65yrs      6.63yrs      6.53yrs
           Principal Window  01/06-11/09  01/06-11/09  01/06-11/09  01/06-10/09  10/05-09/09
                  Benchmark     6.72yr i     6.68yr i     6.65yr i     6.63yr i     6.53yr i
                      Level        4.634        4.631        4.629        4.628        4.621
                            ----------------------------------------------------------------
           ---------------------------------------------------------------------------------
                      99-16          170          170          171          171          171
                      99-20          168          168          168          168          169
                      99-24          165          166          166          166          167
                      99-28          163          163          163          164          164
                     100-00          161          161          161          161          162
           ---------------------------------------------------------------------------------
                     100-04          158          159          159          159          159
                     100-08          156          156          156          156          157
                     100-12          154          154          154          154          155
                     100-16          151          152          152          152          152
                     100-20          149          149          149          149          150
           ---------------------------------------------------------------------------------
                     100-24          147          147          147          147          148
                     100-28          144          145          145          145          145
                     101-00          142          142          142          142          143
                     101-04          140          140          140          140          140
                     101-08          137          138          138          138          138
           ---------------------------------------------------------------------------------
                     101-12          135          135          135          135          136
                     101-16          133          133          133          133          133
           ---------------------------------------------------------------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2REDS-A3

Wed Apr 11 2001 @ 14:43:09                                              Page: 1

Par Amount:                  $129,750,000
Coupon:                            6.2050
Factor Date:                      4/15/01
Settlement Date:                  4/27/01

                            ----------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      50.0CPY      75.0CPY     100.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C...
                   Severity      30.0000      30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           12
     Use Balloon Loss Logic          YES          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          YES
                            ----------------------------------------------------------------
                            ----------------------------------------------------------------
               Average Life      6.72yrs      6.68yrs      6.65yrs      6.63yrs      6.53yrs
           Principal Window  01/06-11/09  01/06-11/09  01/06-11/09  01/06-10/09  10/05-09/09
                      99-16        6.334        6.335        6.335        6.335        6.335
                            ----------------------------------------------------------------
           ---------------------------------------------------------------------------------
                      99-20        6.311        6.311        6.311        6.311        6.311
                      99-24        6.287        6.287        6.287        6.287        6.287
                      99-28        6.264        6.264        6.264        6.264        6.263
                     100-00        6.241        6.240        6.240        6.240        6.239
           ---------------------------------------------------------------------------------
                     100-04        6.217        6.217        6.217        6.216        6.216
                     100-08        6.194        6.193        6.193        6.193        6.192
                     100-12        6.171        6.170        6.170        6.169        6.168
                     100-16        6.147        6.147        6.146        6.146        6.144
                     100-20        6.124        6.123        6.123        6.122        6.120
           ---------------------------------------------------------------------------------
                     100-24        6.101        6.100        6.099        6.099        6.097
                     100-28        6.078        6.077        6.076        6.076        6.073
                     101-00        6.055        6.053        6.053        6.052        6.049
                     101-04        6.032        6.030        6.029        6.029        6.026
                     101-08        6.009        6.007        6.006        6.006        6.002
           ---------------------------------------------------------------------------------
                     101-12        5.986        5.984        5.983        5.982        5.978
                     101-16        5.963        5.961        5.960        5.959        5.955
           ---------------------------------------------------------------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2REDS-A4

Wed Apr 11 2001 @ 14:44:20                                              Page: 1

Par Amount:                  $523,158,000
Coupon:                            6.3990
Factor Date:                      4/15/01
Settlement Date:                  4/27/01

                            ----------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      50.0CPY      75.0CPY     100.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C...
                   Severity      30.0000      30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           12
     Use Balloon Loss Logic          YES          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          YES
                            ----------------------------------------------------------------
                            ----------------------------------------------------------------
               Average Life      9.46yrs      9.43yrs      9.39yrs      9.34yrs       9.1yrs
           Principal Window  11/09-01/11  11/09-01/11  11/09-01/11  10/09-12/10  09/09-08/10
                  Benchmark     9.46yr i     9.43yr i     9.39yr i     9.34yr i     9.10yr i
                      Level        4.815        4.813        4.810        4.807        4.791
                            ----------------------------------------------------------------
           ---------------------------------------------------------------------------------
                      99-16          171          171          171          171          173
                      99-20          169          169          169          170          171
                      99-24          167          167          167          168          169
                      99-28          165          165          166          166          168
                     100-00          163          164          164          164          166
           ---------------------------------------------------------------------------------
                     100-04          162          162          162          162          164
                     100-08          160          160          160          160          162
                     100-12          158          158          158          159          160
                     100-16          156          156          157          157          158
                     100-20          154          155          155          155          156
           ---------------------------------------------------------------------------------
                     100-24          153          153          153          153          155
                     100-28          151          151          151          151          153
                     101-00          149          149          149          150          151
                     101-04          147          147          148          148          149
                     101-08          145          146          146          146          147
           ---------------------------------------------------------------------------------
                     101-12          144          144          144          144          145
                     101-16          142          142          142          142          144
           ---------------------------------------------------------------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2REDS-A4

Wed Apr 11 2001 @ 14:43:42                                              Page: 1

Par Amount:                  $523,158,000
Coupon:                            6.3990
Factor Date:                      4/15/01
Settlement Date:                  4/27/01

                            ----------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      50.0CPY      75.0CPY     100.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C... CF2REDS C...
                   Severity      30.0000      30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           12
     Use Balloon Loss Logic          YES          YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          YES
                            ----------------------------------------------------------------
                            ----------------------------------------------------------------
               Average Life      9.46yrs      9.43yrs      9.39yrs      9.34yrs       9.1yrs
           Principal Window  11/09-01/11  11/09-01/11  11/09-01/11  10/09-12/10  09/09-08/10
                            ----------------------------------------------------------------
                      99-16        6.521        6.521        6.522        6.522        6.522
                      99-20        6.503        6.503        6.503        6.503        6.504
                      99-24        6.485        6.485        6.485        6.485        6.485
                      99-28        6.467        6.467        6.467        6.467        6.466
                     100-00        6.449        6.449        6.449        6.449        6.448
           ---------------------------------------------------------------------------------
                     100-04        6.431        6.431        6.430        6.430        6.429
                     100-08        6.413        6.413        6.412        6.412        6.411
                     100-12        6.395        6.395        6.394        6.394        6.392
                     100-16        6.377        6.377        6.376        6.376        6.374
                     100-20        6.359        6.359        6.358        6.358        6.355
           ---------------------------------------------------------------------------------
                     100-24        6.341        6.341        6.340        6.340        6.337
                     100-28        6.323        6.323        6.322        6.322        6.318
                     101-00        6.305        6.305        6.304        6.304        6.300
                     101-04        6.287        6.287        6.286        6.286        6.282
                     101-08        6.270        6.269        6.268        6.268        6.263
           ---------------------------------------------------------------------------------
                     101-12        6.252        6.251        6.251        6.250        6.245
                     101-16        6.234        6.233        6.233        6.232        6.227
           ---------------------------------------------------------------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON       PRICE / YIELD Table for Class CF2REDS-A1

Tue Apr 10 2001 @ 13:43:17                                              Page: 1

Par Amount:     $47,380,000
Coupon:              5.3070
Factor Date:        4/15/01
Settlement Date:    4/27/01

                             -----------------------------------------------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      65.0CPY     100.0CPY      0.0CPY       0.0CPY       0.0CPY       0.0CPY
                 Extensions       0 mos         0 mos        0 mos        0 mos       0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL  0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures    CF2REDS C    CF2REDS C    CF2REDS C    CF2REDS C       CDR1         CDR2         CDR3         CDR4
                   Severity      30.0000      30.0000      30.0000      30.0000     30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES         YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556      5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508      4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564      4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440      4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000      4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200      4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           6            6            6            6
     Use Balloon Loss Logic          YES          YES          YES          YES         YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO          NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO          NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES         YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          NO           NO           NO           NO
                             -----------------------------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------------------------
               Average Life       2.8yrs      2.71yrs      2.63yrs      2.58yrs      2.4yrs      2.18yrs      2.07yrs         2yrs
           Principal Window  05/01-08/05  05/01-08/05  05/01-04/05  05/01-02/05 05/01-04/05  05/01-09/04  05/01-05/04  05/01-02/04
                             -----------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------
                      99-00        5.686        5.704        5.727        5.737       5.733        5.766        5.786        5.800
                      99-04        5.635        5.652        5.674        5.682       5.675        5.703        5.720        5.731
                      99-08        5.584        5.600        5.620        5.628       5.617        5.640        5.653        5.663
                      99-12        5.534        5.548        5.567        5.574       5.559        5.577        5.587        5.594
                      99-16        5.484        5.496        5.514        5.519       5.501        5.514        5.521        5.526
           -----------------------------------------------------------------------------------------------------------------------
                      99-20        5.434        5.445        5.461        5.465       5.444        5.451        5.455        5.458
                      99-24        5.383        5.393        5.408        5.411       5.386        5.388        5.389        5.390
                      99-28        5.333        5.342        5.355        5.357       5.328        5.325        5.323        5.322
                     100-00        5.283        5.290        5.302        5.304       5.271        5.263        5.257        5.254
                     100-04        5.234        5.239        5.249        5.250       5.214        5.200        5.192        5.186
           -----------------------------------------------------------------------------------------------------------------------
                     100-08        5.184        5.188        5.197        5.196       5.157        5.138        5.126        5.118
                     100-12        5.134        5.137        5.144        5.143       5.099        5.075        5.061        5.051
                     100-16        5.085        5.086        5.092        5.089       5.042        5.013        4.996        4.984
                     100-20        5.035        5.035        5.040        5.036       4.985        4.951        4.930        4.916
                     100-24        4.986        4.984        4.987        4.983       4.929        4.889        4.865        4.849
           -----------------------------------------------------------------------------------------------------------------------
                     100-28        4.937        4.933        4.935        4.930       4.872        4.828        4.801        4.782
                     101-00        4.887        4.883        4.883        4.877       4.815        4.766        4.736        4.715
           -----------------------------------------------------------------------------------------------------------------------

                               Foreclosure Customs
-------------         -------------         -------------         -------------
     CDR1                CDR2                  CDR3                  CDR4
-------------         -------------         -------------         -------------
Mos   Rate            Mos   Rate            Mos   Rate            Mos   Rate
-------------         -------------         -------------         -------------
18     0.0CPR         18     0.0CPR         18    0.0CPR          18    0.0CPR
360    1.0CPR         360    2.0CPR         360   3.0CPR          360   4.0CPR


-------------         -------------         -------------         -------------

===============================================================================

As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON       PRICE / YIELD Table for Class  CF2REDS-A2

Tue Apr 10 2001 @ 13:45:31                                              Page: 1

Par Amount:    $153,750,000
Coupon:              5.9540
Factor Date:        4/15/01
Settlement Date:    4/27/01

                             -----------------------------------------------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      65.0CPY     100.0CPY      0.0CPY       0.0CPY       0.0CPY       0.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos       0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL  0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures    CF2REDS C    CF2REDS C    CF2REDS C    CF2REDS C       CDR1         CDR2         CDR3         CDR4
                   Severity      30.0000      30.0000      30.0000      30.0000     30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES         YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556      5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508      4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564      4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440      4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000      4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200      4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           6            6            6            6
     Use Balloon Loss Logic          YES          YES          YES          YES         YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO          NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO          NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES         YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          NO           NO           NO           NO
                             -----------------------------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------------------------
               Average Life      4.54yrs      4.53yrs      4.47yrs      4.19yrs     4.49yrs      4.38yrs      4.24yrs      4.09yrs
           Principal Window  08/05-01/06  08/05-01/06  04/05-01/06  02/05-10/05 04/05-01/06  09/04-01/06  05/04-01/06  02/04-01/06
                             -----------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------
                      99-16        6.098        6.098        6.100        6.125       6.098        6.100        6.102        6.105
                      99-20        6.065        6.065        6.067        6.090       6.066        6.067        6.068        6.069
                      99-24        6.033        6.033        6.035        6.055       6.033        6.033        6.033        6.033
                      99-28        6.001        6.001        6.002        6.021       6.000        6.000        5.999        5.998
                     100-00        5.969        5.968        5.969        5.986       5.968        5.967        5.965        5.963
           -----------------------------------------------------------------------------------------------------------------------
                     100-04        5.936        5.936        5.937        5.951       5.935        5.933        5.931        5.927
                     100-08        5.904        5.904        5.904        5.917       5.903        5.900        5.896        5.892
                     100-12        5.872        5.872        5.872        5.882       5.871        5.867        5.862        5.857
                     100-16        5.840        5.840        5.839        5.848       5.838        5.834        5.828        5.822
                     100-20        5.808        5.808        5.807        5.814       5.806        5.801        5.794        5.787
           -----------------------------------------------------------------------------------------------------------------------
                     100-24        5.776        5.776        5.774        5.779       5.774        5.768        5.760        5.752
                     100-28        5.744        5.744        5.742        5.745       5.741        5.735        5.727        5.717
                     101-00        5.712        5.712        5.710        5.711       5.709        5.702        5.693        5.682
                     101-04        5.681        5.680        5.678        5.677       5.677        5.669        5.659        5.647
                     101-08        5.649        5.648        5.646        5.643       5.645        5.637        5.625        5.612
           -----------------------------------------------------------------------------------------------------------------------
                     101-12        5.617        5.616        5.613        5.609       5.613        5.604        5.592        5.577
                     101-16        5.586        5.585        5.581        5.575       5.581        5.571        5.558        5.542
           -----------------------------------------------------------------------------------------------------------------------

                               Foreclosure Customs
-------------         -------------         -------------         -------------
     CDR1                CDR2                  CDR3                  CDR4
-------------         -------------         -------------         -------------
Mos   Rate            Mos   Rate            Mos   Rate            Mos   Rate
-------------         -------------         -------------         -------------
18     0.0CPR         18     0.0CPR         18    0.0CPR          18    0.0CPR
360    1.0CPR         360    2.0CPR         360   3.0CPR          360   4.0CPR


-------------         -------------         -------------         -------------

===============================================================================

As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON       PRICE / YIELD Table for Class  CF2REDS-A3

Tue Apr 10 2001 @ 13:46:58                                             Page: 1

Par Amount:    $129,750,000
Coupon:              6.2050
Factor Date:        4/15/01
Settlement Date:    4/27/01

                             -----------------------------------------------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      65.0CPY     100.0CPY      0.0CPY       0.0CPY       0.0CPY       0.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos       0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL  0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures    CF2REDS C    CF2REDS C    CF2REDS C    CF2REDS C       CDR1         CDR2         CDR3         CDR4
                   Severity      30.0000      30.0000      30.0000      30.0000     30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES         YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556      5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508        4.850      4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564      4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440      4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000      4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200      4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           6            6            6            6
     Use Balloon Loss Logic          YES          YES          YES          YES         YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO          NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO          NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES         YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          NO           NO           NO           NO
                             -----------------------------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------------------------
               Average Life      6.72yrs      6.68yrs      6.64yrs      6.53yrs     6.14yrs      5.78yrs       5.5yrs      5.24yrs
           Principal Window  01/06-11/09  01/06-11/09  01/06-11/09  10/05-09/09 01/06-09/08  01/06-12/07  01/06-10/07  01/06-10/07
                             -----------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------
                      99-16        6.334        6.335        6.335        6.335       6.338        6.341        6.343        6.345
                      99-20        6.311        6.311        6.311        6.311       6.313        6.314        6.315        6.317
                      99-24        6.287        6.287        6.287        6.287       6.287        6.288        6.288        6.288
                      99-28        6.264        6.264        6.264        6.263       6.262        6.261        6.260        6.259
                     100-00        6.241        6.240        6.240        6.239       6.237        6.235        6.232        6.230
           -----------------------------------------------------------------------------------------------------------------------
                     100-04        6.217        6.217        6.216        6.216       6.212        6.208        6.205        6.201
                     100-08        6.194        6.193        6.193        6.192       6.187        6.182        6.177        6.173
                     100-12        6.171        6.170        6.169        6.168       6.162        6.155        6.150        6.144
                     100-16        6.147        6.147        6.146        6.144       6.137        6.129        6.122        6.116
                     100-20        6.124        6.123        6.123        6.120       6.112        6.103        6.095        6.087
           -----------------------------------------------------------------------------------------------------------------------
                     100-24        6.101        6.100        6.099        6.097       6.087        6.077        6.068        6.059
                     100-28        6.078        6.077        6.076        6.073       6.062        6.050        6.040        6.030
                     101-00        6.055        6.053        6.052        6.049       6.037        6.024        6.013        6.002
                     101-04        6.032        6.030        6.029        6.026       6.012        5.998        5.986        5.973
                     101-08        6.009        6.007        6.006        6.002       5.987        5.972        5.959        5.945
           -----------------------------------------------------------------------------------------------------------------------
                     101-12        5.986        5.984        5.983        5.978       5.963        5.946        5.931        5.917
                     101-16        5.963        5.961        5.959        5.955       5.938        5.920        5.904        5.889
           -----------------------------------------------------------------------------------------------------------------------

                               Foreclosure Customs
-------------         -------------         -------------         -------------
     CDR1                CDR2                  CDR3                  CDR4
-------------         -------------         -------------         -------------
Mos   Rate            Mos   Rate            Mos   Rate            Mos   Rate
-------------         -------------         -------------         -------------
18     0.0CPR         18     0.0CPR         18    0.0CPR          18    0.0CPR
360    1.0CPR         360    2.0CPR         360   3.0CPR          360   4.0CPR


-------------         -------------         -------------         -------------

===============================================================================

As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON       PRICE / YIELD Table for Class  CF2REDS-A4

Tue Apr 10 2001 @ 13:47:33                                             Page: 1

Par Amount:    $523,158,000
Coupon:              6.3990
Factor Date:        4/15/01
Settlement Date:    4/27/01

                             -----------------------------------------------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      65.0CPY     100.0CPY      0.0CPY       0.0CPY       0.0CPY       0.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos       0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL  0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures    CF2REDS C    CF2REDS C    CF2REDS C    CF2REDS C       CDR1         CDR2         CDR3          CDR4
                   Severity      30.0000      30.0000      30.0000      30.0000     30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES         YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556      5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508      4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564      4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440      4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000      4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200      4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           6            6            6            6
     Use Balloon Loss Logic          YES          YES          YES          YES         YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO          NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO          NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES         YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          NO           NO           NO           NO
                             -----------------------------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------------------------
               Average Life      9.46yrs      9.43yrs      9.36yrs       9.1yrs     9.36yrs      9.22yrs      9.08yrs      8.93yrs
           Principal Window  11/09-01/11  11/09-01/11  11/09-12/10  09/09-08/10 09/08-01/11  12/07-01/11  10/07-01/11  10/07-01/11
                             -----------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------
                      99-16        6.521        6.521        6.522        6.522       6.522        6.522        6.523        6.523
                      99-20        6.503        6.503        6.503        6.504       6.503        6.504        6.504        6.504
                      99-24        6.485        6.485        6.485        6.485       6.485        6.485        6.485        6.485
                      99-28        6.467        6.467        6.467        6.466       6.467        6.467        6.466        6.466
                     100-00        6.449        6.449        6.449        6.448       6.449        6.448        6.448        6.447
           -----------------------------------------------------------------------------------------------------------------------
                     100-04        6.431        6.431        6.430        6.429       6.430        6.430        6.429        6.428
                     100-08        6.413        6.413        6.412        6.411       6.412        6.411        6.410        6.409
                     100-12        6.395        6.395        6.394        6.392       6.394        6.393        6.392        6.391
                     100-16        6.377        6.377        6.376        6.374       6.376        6.375        6.373        6.372
                     100-20        6.359        6.359        6.358        6.355       6.358        6.356        6.355        6.353
           -----------------------------------------------------------------------------------------------------------------------
                     100-24        6.341        6.341        6.340        6.337       6.340        6.338        6.336        6.334
                     100-28        6.323        6.323        6.322        6.318       6.322        6.320        6.318        6.316
                     101-00        6.305        6.305        6.304        6.300       6.304        6.302        6.299        6.297
                     101-04        6.287        6.287        6.286        6.282       6.286        6.283        6.281        6.278
                     101-08        6.270        6.269        6.268        6.263       6.268        6.265        6.262        6.260
           -----------------------------------------------------------------------------------------------------------------------
                     101-12        6.252        6.251        6.250        6.245       6.250        6.247        6.244        6.241
                     101-16        6.234        6.233        6.232        6.227       6.232        6.229        6.226        6.223
           -----------------------------------------------------------------------------------------------------------------------

                               Foreclosure Customs
-------------         -------------         -------------         -------------
     CDR1                CDR2                  CDR3                  CDR4
-------------         -------------         -------------         -------------
Mos   Rate            Mos   Rate            Mos   Rate            Mos   Rate
-------------         -------------         -------------         -------------
18     0.0CPR         18     0.0CPR         18    0.0CPR          18    0.0CPR
360    1.0CPR         360    2.0CPR         360   3.0CPR          360   4.0CPR


-------------         -------------         -------------         -------------

===============================================================================

As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON       PRICE / YIELD Table for Class  CF2REDS-B

Tue Apr 10 2001 @ 13:48:26                                             Page: 1

Par Amount:     $43,796,000
Coupon:              6.5810
Factor Date:        4/15/01
Settlement Date:    4/27/01

                             -----------------------------------------------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      65.0CPY     100.0CPY      0.0CPY       0.0CPY       0.0CPY       0.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos       0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL  0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures    CF2REDS C    CF2REDS C    CF2REDS C    CF2REDS C        CDR1         CDR2         CDR3         CDR4
                   Severity      30.0000      30.0000      30.0000      30.0000     30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES         YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556      5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508      4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564      4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440      4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000      4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200      4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           6            6            6            6
     Use Balloon Loss Logic          YES          YES          YES          YES         YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO          NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO          NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES         YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          NO           NO           NO           NO
                             -----------------------------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------------------------
               Average Life      9.72yrs      9.72yrs      9.68yrs       9.3yrs     9.72yrs      9.72yrs      9.72yrs      9.72yrs
           Principal Window  01/11-01/11  01/11-01/11  12/10-01/11  08/10-08/10 01/11-01/11  01/11-01/11  01/11-01/11  01/11-01/11
                             -----------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------
                      99-16        6.707        6.707        6.707        6.708       6.707        6.707        6.707        6.707
                      99-20        6.689        6.689        6.689        6.689       6.689        6.689        6.689        6.689
                      99-24        6.671        6.671        6.671        6.671       6.671        6.671        6.671        6.671
                      99-28        6.653        6.653        6.653        6.652       6.653        6.653        6.653        6.653
                     100-00        6.635        6.635        6.635        6.634       6.635        6.635        6.635        6.635
           -----------------------------------------------------------------------------------------------------------------------
                     100-04        6.617        6.617        6.617        6.616       6.617        6.617        6.617        6.617
                     100-08        6.599        6.599        6.599        6.597       6.599        6.599        6.599        6.599
                     100-12        6.582        6.582        6.581        6.579       6.582        6.582        6.582        6.582
                     100-16        6.564        6.564        6.564        6.560       6.564        6.564        6.564        6.564
                     100-20        6.546        6.546        6.546        6.542       6.546        6.546        6.546        6.546
           -----------------------------------------------------------------------------------------------------------------------
                     100-24        6.528        6.528        6.528        6.524       6.528        6.528        6.528        6.528
                     100-28        6.511        6.511        6.510        6.506       6.511        6.511        6.511        6.511
                     101-00        6.493        6.493        6.493        6.487       6.493        6.493        6.493        6.493
                     101-04        6.475        6.475        6.475        6.469       6.475        6.475        6.475        6.475
                     101-08        6.458        6.458        6.457        6.451       6.458        6.458        6.458        6.458
           -----------------------------------------------------------------------------------------------------------------------
                     101-12        6.440        6.440        6.440        6.433       6.440        6.440        6.440        6.440
                     101-16        6.423        6.423        6.422        6.415       6.423        6.423        6.423        6.423
           -----------------------------------------------------------------------------------------------------------------------

                               Foreclosure Customs
-------------         -------------         -------------         -------------
     CDR1                CDR2                  CDR3                  CDR4
-------------         -------------         -------------         -------------
Mos   Rate            Mos   Rate            Mos   Rate            Mos   Rate
-------------         -------------         -------------         -------------
18     0.0CPR         18     0.0CPR         18    0.0CPR          18    0.0CPR
360    1.0CPR         360    2.0CPR         360   3.0CPR          360   4.0CPR


-------------         -------------         -------------         -------------

===============================================================================

As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON       PRICE / YIELD Table for Class  CF2REDS-C

Tue Apr 10 2001 @ 13:49:10                                             Page: 1

Par Amount:     $49,271,000
Coupon:              6.7780
Factor Date:        4/15/01
Settlement Date:    4/27/01

                             -----------------------------------------------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      65.0CPY     100.0CPY      0.0CPY       0.0CPY       0.0CPY       0.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos       0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL  0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures    CF2REDS C    CF2REDS C    CF2REDS C    CF2REDS C       CDR1         CDR2         CDR3         CDR4
                   Severity      30.0000      30.0000      30.0000      30.0000     30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES         YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556      5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508      4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564      4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440      4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000      4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200      4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           6            6            6            6
     Use Balloon Loss Logic          YES          YES          YES          YES         YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO          NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO          NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES         YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          NO           NO           NO           NO
                             -----------------------------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------------------------
               Average Life      9.72yrs      9.72yrs      9.72yrs      9.38yrs     9.72yrs      9.72yrs      9.72yrs      9.72yrs
           Principal Window  01/11-01/11  01/11-01/11  01/11-01/11  08/10-10/10 01/11-01/11  01/11-01/11  01/11-01/11  01/11-01/11
                             -----------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------
                      99-16        6.909        6.909        6.909        6.910       6.909        6.909        6.909        6.909
                      99-20        6.891        6.891        6.891        6.891       6.891        6.891        6.891        6.891
                      99-24        6.872        6.872        6.872        6.872       6.872        6.872        6.872        6.872
                      99-28        6.854        6.854        6.854        6.854       6.854        6.854        6.854        6.854
                     100-00        6.836        6.836        6.836        6.835       6.836        6.836        6.836        6.836
           -----------------------------------------------------------------------------------------------------------------------
                     100-04        6.818        6.818        6.818        6.817       6.818        6.818        6.818        6.818
                     100-08        6.800        6.800        6.800        6.798       6.800        6.800        6.800        6.800
                     100-12        6.782        6.782        6.782        6.780       6.782        6.782        6.782        6.782
                     100-16        6.764        6.764        6.764        6.762       6.764        6.764        6.764        6.764
                     100-20        6.746        6.746        6.746        6.743       6.746        6.746        6.746        6.746
           -----------------------------------------------------------------------------------------------------------------------
                     100-24        6.729        6.729        6.729        6.725       6.729        6.729        6.729        6.729
                     100-28        6.711        6.711        6.711        6.707       6.711        6.711        6.711        6.711
                     101-00        6.693        6.693        6.693        6.688       6.693        6.693        6.693        6.693
                     101-04        6.675        6.675        6.675        6.670       6.675        6.675        6.675        6.675
                     101-08        6.657        6.657        6.657        6.652       6.657        6.657        6.657        6.657
           -----------------------------------------------------------------------------------------------------------------------
                     101-12        6.640        6.640        6.640        6.634       6.640        6.640        6.640        6.640
                     101-16        6.622        6.622        6.622        6.615       6.622        6.622        6.622        6.622

                               Foreclosure Customs
-------------         -------------         -------------         -------------
     CDR1                CDR2                  CDR3                  CDR4
-------------         -------------         -------------         -------------
Mos   Rate            Mos   Rate            Mos   Rate            Mos   Rate
-------------         -------------         -------------         -------------
18     0.0CPR         18     0.0CPR         18    0.0CPR          18    0.0CPR
360    1.0CPR         360    2.0CPR         360   3.0CPR          360   4.0CPR


-------------         -------------         -------------         -------------

===============================================================================

As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON       PRICE / YIELD Table for Class  CF2REDS-D

Tue Apr 10 2001 @ 13:50:14                                             Page: 1

Par Amount:     $10,949,000
Coupon:              6.8960
Factor Date:        4/15/01
Settlement Date:    4/27/01

                             -----------------------------------------------------------------------------------------------------
                Prepayments       0.0CPR      25.0CPY      65.0CPY     100.0CPY      0.0CPY       0.0CPY       0.0CPY       0.0CPY
                 Extensions        0 mos        0 mos        0 mos        0 mos       0 mos        0 mos        0 mos        0 mos
         Mature Balloon Ext   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL  0 ORIG BAL   0 ORIG BAL   0 ORIG BAL   0 ORIG BAL
               Foreclosures    CF2REDS C    CF2REDS C    CF2REDS C    CF2REDS C       CDR1         CDR2         CDR3         CDR4
                   Severity      30.0000      30.0000      30.0000      30.0000     30.0000      30.0000      30.0000      30.0000
          SERV ADV (YES/NO)          YES          YES          YES          YES         YES          YES          YES          YES
               SERV ADV PCT     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                30 YEAR CMT       5.3556       5.3556       5.3556       5.3556      5.3556       5.3556       5.3556       5.3556
                10 YEAR CMT       4.8508       4.8508       4.8508       4.8508      4.8508       4.8508       4.8508       4.8508
            PCT YM TO AX IO     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
            PCT PENALTY ADV     100.0000     100.0000     100.0000     100.0000    100.0000     100.0000     100.0000     100.0000
                 2 YEAR CMT       4.2564       4.2564       4.2564       4.2564      4.2564       4.2564       4.2564       4.2564
                 3 YEAR CMT       4.3440       4.3440       4.3440       4.3440      4.3440       4.3440       4.3440       4.3440
                 1 YEAR CMT       4.0000       4.0000       4.0000       4.0000      4.0000       4.0000       4.0000       4.0000
                 5 YEAR CMT       4.5200       4.5200       4.5200       4.5200      4.5200       4.5200       4.5200       4.5200
          Months To Recover           12           12           12           12           6            6            6            6
     Use Balloon Loss Logic          YES          YES          YES          YES         YES          YES          YES          YES
      Call Remic Collateral           NO           NO           NO           NO          NO           NO           NO           NO
Allow Recovery Past Balloon           NO           NO           NO           NO          NO           NO           NO           NO
          Use Reserve Logic          YES          YES          YES          YES         YES          YES          YES          YES
        Treat YM As Lockout           NO          YES          YES          YES          NO           NO           NO           NO
                             -----------------------------------------------------------------------------------------------------
                             -----------------------------------------------------------------------------------------------------
               Average Life      9.72yrs      9.72yrs      9.72yrs      9.47yrs     9.72yrs      9.72yrs      9.72yrs      9.72yrs
           Principal Window  01/11-01/11  01/11-01/11  01/11-01/11  10/10-10/10 01/11-01/11  01/11-01/11  01/11-01/11  01/11-01/11
                             -----------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------------------------
                      99-16        7.030        7.030        7.030        7.030       7.030        7.03 0       7.030        7.030
                      99-20        7.011        7.011        7.011        7.012       7.011        7.01 1       7.011        7.011
                      99-24        6.993        6.993        6.993        6.993       6.993        6.99 3       6.993        6.993
                      99-28        6.975        6.975        6.975        6.975       6.975        6.97 5       6.975        6.975
                     100-00        6.957        6.957        6.957        6.956       6.957        6.95 7       6.957        6.957
           -----------------------------------------------------------------------------------------------------------------------
                     100-04        6.939        6.939        6.939        6.938       6.939        6.93 9       6.939        6.939
                     100-08        6.921        6.921        6.921        6.919       6.921        6.92 1       6.921        6.921
                     100-12        6.903        6.903        6.903        6.901       6.903        6.90 3       6.903        6.903
                     100-16        6.884        6.884        6.884        6.882       6.884        6.88 4       6.884        6.884
                     100-20        6.866        6.866        6.866        6.864       6.866        6.86 6       6.866        6.866
           -----------------------------------------------------------------------------------------------------------------------
                     100-24        6.848        6.848        6.848        6.846       6.848        6.84 8       6.848        6.848
                     100-28        6.831        6.831        6.831        6.827       6.831        6.83 1       6.831        6.831
                     101-00        6.813        6.813        6.813        6.809       6.813        6.81 3       6.813        6.813
                     101-04        6.795        6.795        6.795        6.791       6.795        6.79 5       6.795        6.795
                     101-08        6.777        6.777        6.777        6.773       6.777        6.77 7       6.777        6.777
           -----------------------------------------------------------------------------------------------------------------------
                     101-12        6.759        6.759        6.759        6.755       6.759        6.75 9       6.759        6.759
                     101-16        6.741        6.741        6.741        6.736       6.741        6.74 1       6.741        6.741

                               Foreclosure Customs
-------------         -------------         -------------         -------------
     CDR1                CDR2                  CDR3                  CDR4
-------------         -------------         -------------         -------------
Mos   Rate            Mos   Rate            Mos   Rate            Mos   Rate
-------------         -------------         -------------         -------------
18     0.0CPR         18     0.0CPR         18    0.0CPR          18    0.0CPR
360    1.0CPR         360    2.0CPR         360   3.0CPR          360   4.0CPR


-------------         -------------         -------------         -------------

===============================================================================

As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

-------------------------------------------------------------------------------
                        CSFB 2001 CF2 Price Yield Tables
                               Column Descriptions
-------------------------------------------------------------------------------

Column        Scenario
-----------   ----------------------------------------------------
    1         0 CPY
    2         25 CPY
    3         65 CPY
    4         100 CPY
    5         0 CPY, 1 CDR, Starting Mo. 19, 6 lag, 30 Severity
    6         0 CPY, 2 CDR, Starting Mo. 19, 6 lag, 30 Severity
    7         0 CPY, 3 CDR, Starting Mo. 19, 6 lag, 30 Severity
    8         0 CPY, 4 CDR, Starting Mo. 19, 6 lag, 30 Severity

** All Prepays are after expiration of any Lockout and YM Periods

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2BLK-A1

Wed Apr 18 2001 @ 15:10:27                                              Page: 1

Par Amount:                   $47,380,000
Coupon:                            5.2570
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      2.79yrs
           Principal Window  05/01-08/05
                  Benchmark     2.79yr i
                      Level        4.339
                            ------------
           -----------------------------
                      99-00          130
                      99-04          125
                      99-08          120
                      99-12          114
                      99-16          109
           -----------------------------
                      99-20          104
                      99-24           99
                      99-28           94
                     100-00           89
                     100-04           84
           -----------------------------
                     100-08           79
                     100-12           74
                     100-16           69
                     100-20           64
                     100-24           60
           -----------------------------
                     100-28           55
                     101-00           50
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2BLK-A2

Wed Apr 18 2001 @ 15:11:43                                              Page: 1

Par Amount:                  $153,750,000
Coupon:                            5.9350
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      4.53yrs
           Principal Window  08/05-01/06
                  Benchmark     4.53yr i
                      Level        4.612
                            ------------
           -----------------------------
                      99-16          147
                      99-20          143
                      99-24          140
                      99-28          137
                     100-00          134
           -----------------------------
                     100-04          130
                     100-08          127
                     100-12          124
                     100-16          121
                     100-20          118
           -----------------------------
                     100-24          114
                     100-28          111
                     101-00          108
                     101-04          105
                     101-08          102
           -----------------------------
                     101-12           99
                     101-16           95
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2BLK-A3

Wed Apr 18 2001 @ 15:12:13                                              Page: 1

Par Amount:                  $129,750,000
Coupon:                            6.2380
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
               PCT YM TO AX  IO 100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      6.71yrs
           Principal Window  01/06-11/09
                  Benchmark     6.71yr i
                      Level        4.847
                            ------------
           -----------------------------
                      99-16          152
                      99-20          150
                      99-24          147
                      99-28          145
                     100-00          143
           -----------------------------
                     100-04          140
                     100-08          138
                     100-12          136
                     100-16          133
                     100-20          131
           -----------------------------
                     100-24          129
                     100-28          126
                     101-00          124
                     101-04          122
                     101-08          119
           -----------------------------
                     101-12          117
                     101-16          115
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2BLK-A4

Wed Apr 18 2001 @ 15:14:12                                              Page: 1

Par Amount:                  $523,158,000
Coupon:                            6.5050
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      9.45yrs
           Principal Window  11/09-01/11
                  Benchmark     9.45yr i
                      Level        5.105
                            ------------
           -----------------------------
                      99-16          152
                      99-20          151
                      99-24          149
                      99-28          147
                     100-00          145
           -----------------------------
                     100-04          143
                     100-08          142
                     100-12          140
                     100-16          138
                     100-20          136
           -----------------------------
                     100-24          134
                     100-28          133
                     101-00          131
                     101-04          129
                     101-08          127
           -----------------------------
                     101-12          125
                     101-16          124
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2BLK-B

Wed Apr 18 2001 @ 15:14:46                                              Page: 1

Par Amount:                   $43,796,000
Coupon:                            6.7180
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                  Benchmark     9.71yr i
                      Level        5.130
                            ------------
           -----------------------------
                      99-16          172
                      99-20          170
                      99-24          168
                      99-28          166
                     100-00          165
           -----------------------------
                     100-04          163
                     100-08          161
                     100-12          159
                     100-16          157
                     100-20          156
           -----------------------------
                     100-24          154
                     100-28          152
                     101-00          150
                     101-04          148
                     101-08          147
           -----------------------------
                     101-12          145
                     101-16          143
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2BLK-C

Wed Apr 18 2001 @ 15:16:14                                              Page: 1

Par Amount:                   $49,271,000
Coupon:                            6.9490
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                  Benchmark     9.71yr i
                      Level        5.130
                            ------------
           -----------------------------
                      99-16          195
                      99-20          194
                      99-24          192
                      99-28          190
                     100-00          188
           -----------------------------
                     100-04          186
                     100-08          185
                     100-12          183
                     100-16          181
                     100-20          179
           -----------------------------
                     100-24          177
                     100-28          175
                     101-00          174
                     101-04          172
                     101-08          170
           -----------------------------
                     101-12          168
                     101-16          167
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / SPREAD Table for Class CF2BLK-D

Wed Apr 18 2001 @ 15:16:44                                              Page: 1

Par Amount:                   $10,949,000
Coupon:                            7.0910
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                  Benchmark     9.71yr i
                      Level        5.130
                            ------------
           -----------------------------
                      99-16          210
                      99-20          208
                      99-24          206
                      99-28          204
                     100-00          203
           -----------------------------
                     100-04          201
                     100-08          199
                     100-12          197
                     100-16          195
                     100-20          194
           -----------------------------
                     100-24          192
                     100-28          190
                     101-00          188
                     101-04          186
                     101-08          184
           -----------------------------
                     101-12          183
                     101-16          181
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2BLK-A1

Wed Apr 18 2001 @ 15:09:50                                              Page: 1

Par Amount:                   $47,380,000
Coupon:                            5.2570
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      2.79yrs
           Principal Window  05/01-08/05
                            ------------
           -----------------------------
                      99-00        5.636
                      99-04        5.585
                      99-08        5.534
                      99-12        5.484
                      99-16        5.434
           -----------------------------
                      99-20        5.383
                      99-24        5.333
                      99-28        5.283
                     100-00        5.233
                     100-04        5.183
           -----------------------------
                     100-08        5.133
                     100-12        5.083
                     100-16        5.034
                     100-20        4.984
                     100-24        4.935
           -----------------------------
                     100-28        4.885
                     101-00        4.836
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2BLK-A2

Wed Apr 18 2001 @ 15:11:05                                              Page: 1

Par Amount:                  $153,750,000
Coupon:                            5.9350
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      4.53yrs
           Principal Window  08/05-01/06
                            ------------
           -----------------------------
                      99-16        6.079
                      99-20        6.046
                      99-24        6.014
                      99-28        5.981
                     100-00        5.949
           -----------------------------
                     100-04        5.917
                     100-08        5.885
                     100-12        5.853
                     100-16        5.821
                     100-20        5.789
           -----------------------------
                     100-24        5.757
                     100-28        5.725
                     101-00        5.693
                     101-04        5.661
                     101-08        5.629
           -----------------------------
                     101-12        5.597
                     101-16        5.566
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2BLK-A3

Wed Apr 18 2001 @ 15:12:48                                              Page: 1

Par Amount:                  $129,750,000
Coupon:                            6.2380
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      6.71yrs
           Principal Window  01/06-11/09
                            ------------
           -----------------------------
                      99-16        6.368
                      99-20        6.344
                      99-24        6.321
                      99-28        6.297
                     100-00        6.274
           -----------------------------
                     100-04        6.251
                     100-08        6.227
                     100-12        6.204
                     100-16        6.181
                     100-20        6.157
           -----------------------------
                     100-24        6.134
                     100-28        6.111
                     101-00        6.088
                     101-04        6.065
                     101-08        6.042
           -----------------------------
                     101-12        6.019
                     101-16        5.995
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2BLK-A4

Wed Apr 18 2001 @ 15:13:43                                              Page: 1

Par Amount:                  $523,158,000
Coupon:                            6.5050
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      9.45yrs
           Principal Window  11/09-01/11
                            ------------
           -----------------------------
                      99-16        6.630
                      99-20        6.612
                      99-24        6.593
                      99-28        6.575
                     100-00        6.557
           -----------------------------
                     100-04        6.539
                     100-08        6.521
                     100-12        6.503
                     100-16        6.484
                     100-20        6.466
           -----------------------------
                     100-24        6.448
                     100-28        6.430
                     101-00        6.412
                     101-04        6.394
                     101-08        6.377
           -----------------------------
                     101-12        6.359
                     101-16        6.341
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2BLK-B

Wed Apr 18 2001 @ 15:15:16                                              Page: 1

Par Amount:                   $43,796,000
Coupon:                            6.7180
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                            ------------
           -----------------------------
                      99-16        6.847
                      99-20        6.829
                      99-24        6.811
                      99-28        6.793
                     100-00        6.775
           -----------------------------
                     100-04        6.757
                     100-08        6.739
                     100-12        6.721
                     100-16        6.703
                     100-20        6.685
           -----------------------------
                     100-24        6.668
                     100-28        6.650
                     101-00        6.632
                     101-04        6.614
                     101-08        6.596
           -----------------------------
                     101-12        6.579
                     101-16        6.561
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2BLK-C

Wed Apr 18 2001 @ 15:15:47                                              Page: 1

Par Amount:                   $49,271,000
Coupon:                            6.9490
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                            ------------
           -----------------------------
                      99-16        7.084
                      99-20        7.066
                      99-24        7.047
                      99-28        7.029
                     100-00        7.011
           -----------------------------
                     100-04        6.993
                     100-08        6.975
                     100-12        6.956
                     100-16        6.938
                     100-20        6.920
           -----------------------------
                     100-24        6.902
                     100-28        6.884
                     101-00        6.866
                     101-04        6.848
                     101-08        6.830
           -----------------------------
                     101-12        6.813
                     101-16        6.795
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON     PRICE / YIELD Table for Class CF2BLK-D

Wed Apr 18 2001 @ 15:17:21                                              Page: 1

Par Amount:                   $10,949,000
Coupon:                            7.0910
Factor Date:                      4/15/01
Settlement Date:                  4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures   CF2BLK CDR
                   Severity      30.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       5.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       0.0000
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout           NO
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                            ------------
           -----------------------------
                      99-16        7.230
                      99-20        7.211
                      99-24        7.193
                      99-28        7.174
                     100-00        7.156
           -----------------------------
                     100-04        7.138
                     100-08        7.119
                     100-12        7.101
                     100-16        7.083
                     100-20        7.065
           -----------------------------
                     100-24        7.047
                     100-28        7.029
                     101-00        7.010
                     101-04        6.992
                     101-08        6.974
           -----------------------------
                     101-12        6.956
                     101-16        6.938
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.000    4.256    4.344    4.520    4.851    5.356
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2REDS  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON  PRICE / YIELD Table for Class CF2-PX0-A1

Fri Apr 20 2001 @ 10:53:35                                              Page: 1

Par Amount:     $47,380,000
Coupon:              5.2570
Factor Date:        4/15/01
Settlement Date:    4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures       0.0CDR
                   Severity       0.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       4.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       4.1340
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout          YES
                            ------------
                            ------------
               Average Life      2.79yrs
           Principal Window  05/01-08/05
                            ------------
           -----------------------------
                      98-20        5.788
                      98-24        5.737
                      98-28        5.687
                      99-00        5.636
                      99-04        5.585
           -----------------------------
                      99-08        5.534
                      99-12        5.484
                      99-16        5.434
                      99-20        5.383
                      99-24        5.333
           -----------------------------
                      99-28        5.283
                     100-00        5.233
                     100-04        5.183
                     100-08        5.133
                     100-12        5.083
           -----------------------------
                     100-16        5.034
                     100-20        4.984
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields   0.000%   0.000%   4.134%   4.215%   4.372%   4.686%   5.157%   5.665%
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2-PX0  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON  PRICE / SPREAD Table for Class CF2-PX0-C

Wed Apr 18 2001 @ 13:18:51                                              Page: 1

Par Amount:     $49,271,000
Coupon:              6.9490
Factor Date:        4/15/01
Settlement Date:    4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures       0.0CDR
                   Severity       0.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       4.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       4.1340
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout          YES
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                  Benchmark     9.71yr i
                      Level        5.130
                            ------------
           -----------------------------
                      99-07          200
                      99-11          198
                      99-15          196
                      99-19          194
                      99-23          192
           -----------------------------
                      99-27          190
                      99-31          189
                     100-03          187
                     100-07          185
                     100-11          183
           -----------------------------
                     100-15          181
                     100-19          180
                     100-23          178
                     100-27          176
                     100-31          174
           -----------------------------
                     101-03          172
                     101-07          171
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields   0.000%   0.000%   4.134%   4.215%   4.372%   4.686%   5.157%   5.665%
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2-PX0  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON  PRICE / YIELD Table for Class CF2-PX0-C

Wed Apr 18 2001 @ 13:18:04                                              Page: 1

Par Amount:     $49,271,000
Coupon:              6.9490
Factor Date:        4/15/01
Settlement Date:    4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures       0.0CDR
                   Severity       0.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       4.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       4.1340
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout          YES
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                            ------------
           -----------------------------
                      99-07        7.125
                      99-11        7.107
                      99-15        7.089
                      99-19        7.070
                      99-23        7.052
           -----------------------------
                      99-27        7.034
                      99-31        7.015
                     100-03        6.997
                     100-07        6.979
                     100-11        6.961
           -----------------------------
                     100-15        6.943
                     100-19        6.925
                     100-23        6.907
                     100-27        6.889
                     100-31        6.871
           -----------------------------
                     101-03        6.853
                     101-07        6.835
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields    0.000    0.000    4.134    4.215    4.372    4.686    5.157    5.665
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2-PX0  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON  PRICE / SPREAD Table for Class CF2-PX0-D

Wed Apr 18 2001 @ 13:24:07                                              Page: 1

Par Amount:     $10,949,000
Coupon:              7.0910
Factor Date:        4/15/01
Settlement Date:    4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures       0.0CDR
                   Severity       0.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       4.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       4.1340
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout          YES
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                  Benchmark     9.71yr i
                      Level        5.130
           -----------------------------
                      98-15          225
                      98-19          223
                      98-23          222
                      98-27          220
                      98-31          218
           -----------------------------
                      99-03          216
                      99-07          214
                      99-11          212
                      99-15          210
                      99-19          209
           -----------------------------
                      99-23          207
                      99-27          205
                      99-31          203
                     100-03          201
                     100-07          199
           -----------------------------
                     100-11          198
                     100-15          196
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields   0.000%   0.000%   4.134%   4.215%   4.372%   4.686%   5.157%   5.665%
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2-PX0  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON  PRICE / YIELD Table for Class CF2-PX0-D

Wed Apr 18 2001 @ 13:19:37                                              Page: 1

Par Amount:     $10,949,000
Coupon:              7.0910
Factor Date:        4/15/01
Settlement Date:    4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures       0.0CDR
                   Severity       0.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       4.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       4.1340
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout          YES
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                            ------------
           -----------------------------
                      98-15        7.383
                      98-19        7.364
                      98-23        7.345
                      98-27        7.327
                      98-31        7.308
           -----------------------------
                      99-03        7.290
                      99-07        7.271
                      99-11        7.253
                      99-15        7.234
                      99-19        7.216
           -----------------------------
                      99-23        7.197
                      99-27        7.179
                      99-31        7.161
                     100-03        7.142
                     100-07        7.124
           -----------------------------
                     100-11        7.106
                     100-15        7.088
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields   0.000%   0.000%   4.134%   4.215%   4.372%   4.686%   5.157%   5.665%
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2-PX0  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001

CREDIT | FIRST
SUISSE | BOSTON  PRICE / YIELD Table for Class CF2-PX0-D

Thu Apr 19 2001 @ 10:42:01                                              Page: 1

Par Amount:     $10,949,000
Coupon:              7.0910
Factor Date:        4/15/01
Settlement Date:    4/30/01

                            ------------
                Prepayments       0.0CPR
                 Extensions        0 mos
         Mature Balloon Ext   0 ORIG BAL
               Foreclosures       0.0CDR
                   Severity       0.0000
          SERV ADV (YES/NO)          YES
               SERV ADV PCT     100.0000
                30 YEAR CMT       5.6650
                10 YEAR CMT       4.1570
            PCT YM TO AX IO     100.0000
            PCT PENALTY ADV     100.0000
                 2 YEAR CMT       4.2150
                 3 YEAR CMT       4.3720
                 1 YEAR CMT       4.1340
                 5 YEAR CMT       4.6860
          Months To Recover           12
     Use Balloon Loss Logic          YES
      Call Remic Collateral           NO
Allow Recovery Past Balloon           NO
          Use Reserve Logic          YES
        Treat YM As Lockout          YES
                            ------------
                            ------------
               Average Life      9.71yrs
           Principal Window  01/11-01/11
                            ------------
           -----------------------------
                     98-11+        7.399
                     98-15+        7.380
                     98-19+        7.362
                     98-23+        7.343
                     98-27+        7.324
           -----------------------------
                     98-31+        7.306
                     99-03+        7.287
                     99-07+        7.269
                     99-11+        7.250
                     99-15+        7.232
           -----------------------------
                     99-19+        7.213
                     99-23+        7.195
                     99-27+        7.177
                     99-31+        7.158
                    100-03+        7.140
           -----------------------------
                    100-07+        7.122
                    100-11+        7.104
           -----------------------------

                                   YieldCurve
------------------------------------------------------------------------------
Term     .25 yr    .5 yr     1 yr     2 yr     3 yr     5 yr    10 yr    30 yr
------------------------------------------------------------------------------
Yields   0.000%   0.000%   4.134%   4.215%   4.372%   4.686%   5.157%   5.665%
------------------------------------------------------------------------------

================================================================================
As Of '
              AVG     MIN     MAX               PSA  CPR
           -----------------------             ----------
  Net WAC:   8.017   6.628  10.203        1 Mo  N/A  N/A
           -----------------------             ----------
Gross WAC:   8.098   6.700  10.625        3 Mo  N/A  N/A
           -----------------------             ----------
      WAM:  104 mo   30 mo  237 mo       12 Mo  N/A  N/A
           -----------------------             ----------
     WALA:    6 mo    1 mo   32 mo     To Date  N/A  N/A
           -----------------------             ----------

  CF2-PX0  100% Level 0%  100% Misc.
             -------------              -------------                -----------
Curr. Bal. :       0       Orig. Bal. : 1,127,754,861  Avg. Factor :   0.99669
             -------------              -------------                -----------

      ---------------------------------------------------------------------
PSA   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
CPR   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A   N/A
      ---------------------------------------------------------------------
================================================================================

Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2001